UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On November 8, 2024, Nukkleus Inc. (the “Company”), Mr. Khurshid and Match Financial Limited (“Match Financial”), a wholly-owned subsidiary of the Company entered a settlement agreement. This agreement contemplated the sale of Match Financial’s shares in Digital RFQ Limited (“DRFQ”) to Mr. Khurshid subject to the Company obtaining shareholder approval.

Match Financial, incorporated on March 6, 2019, operates as a holding company and is the sole shareholder of DRFQ, an FCA-registered electronic money directive agent specializing in cross-border digital payments utilizing blockchain technology. The Company acquired Match Financial in 2021 as part of its strategy to expand in the financial technology and cryptocurrency sectors. Match Financial holds minimal assets beyond its investment in DRFQ.

On August 5, 2025, the Company was notified that on July 29, 2025, Match Financial was placed into administration in the United Kingdom pursuant to the Insolvency Act 1986 resulting in the appointment of two administrators (the “Administrators”). The administration was initiated by the sole director of Match Financial, Jamal Khurshid. According to the notice sent to the Company, on July 29, 2025, the Administrators completed a pre-packaged sale of Match Financial’s entire shareholding in DRFQ to Match Financial Holdings Limited, a newly formed entity owned by Mr. Khurshid, for nominal consideration of £102,000. The transaction results in the divestiture of DRFQ.

The Company does not expect the administration of Match Financial to have a material adverse impact on its consolidated financial position or operations, as Match Financial contributed negligible revenue and assets to the Company.

The Company continues to pursue its defense business related initiatives. The Company is presently seeking shareholder approval of the Securities Purchase Agreement and Call Option (the “Star Agreement”) with Star 26 Capital Inc. (“Star”) initially entered in December 2024 with the shareholders of Star (“Star Equity Holders”) and an officer of the Company, acting in his capacity as the representative of the Star Equity Holders, to acquire a controlling 51% interest in Star, a Nevada Corporation, owning 100% of Rimon, an Israeli corporation engaged as a supplier of generators for “iron dome” launchers and other defense products.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: August 8, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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